First Quarter 2008

Financial and Operating Results

For the period ended March 31, 2008

Conseco, Inc.

Forward-Looking Statements

Cautionary Statement Regarding Forward-Looking Statements.  Our statements, trend analyses and other information contained in these materials relative to markets for Conseco’s products and trends in Conseco’s operations or financial results, as well as other statements, contain forward-looking statements within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995.  Forward-
looking statements typically are identified by the use of terms such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “project,” “intend,”
“may,” “will,” “would,” “contemplate,” “possible,” “attempt,” “seek,” “should,” “could,” “goal,” “target,” “on track,” “comfortable with,” “optimistic” and similar words, although some forward-looking statements are expressed differently. You should consider statements that contain these words carefully because they describe our expectations, plans, strategies and goals and our beliefs concerning future business conditions, our results of operations, financial position, and our business outlook or they state other ‘‘forward-looking’’ information based on currently available information. Assumptions and other important factors that could cause our actual results to differ materially from those anticipated in our forward-
looking statements include, among other things:  (i) our ability to obtain adequate and timely rate increases on our supplemental health products including our long-term care business; (ii) mortality, morbidity, usage of health care services, persistency, the adequacy of our previous reserve estimates and other factors which may affect the profitability of our insurance products; (iii) changes in our assumptions related to the cost of policies produced or the value of policies inforce at the Effective Date; (iv) the recoverability of our deferred tax asset; (v) changes in accounting principles and the interpretation thereof; (vi) our ability to achieve anticipated expense reductions and levels of operational efficiencies including improvements in claims adjudication and continued automation and rationalization of operating systems; (vii) performance of our investments;
(viii) our ability to identify products and markets in which we can compete effectively against competitors with greater market share, higher ratings, greater financial resources and stronger brand recognition; (ix) the ultimate outcome of lawsuits filed against us and other legal and regulatory proceedings to which we are subject; (x) our ability to remediate the material weakness in internal controls over the actuarial reporting process that we identified at year-end 2006 and to maintain effective controls over financial reporting; (xi) our ability to continue to recruit and retain productive agents and distribution partners and customer response to new products, distribution channels and marketing initiatives; (xii)
our ability to achieve eventual upgrades of the financial strength ratings of Conseco and our insurance company subsidiaries as well as the potential impact of rating downgrades on our business; (xiii) the risk factors or uncertainties listed from time to time in our filings with the
Securities and Exchange Commission; (xiv) regulatory changes or actions, including those relating to regulation of the financial affairs of our insurance  companies, such as the payment of dividends to us, regulation of financial services affecting (among other things) bank sales and underwriting of insurance products, regulation of the sale, underwriting and pricing of products, and health care regulation affecting health insurance products; (xv) general economic conditions and other factors, including prevailing interest rate levels, stock and credit market performance and health care inflation, which may affect (among other things) our ability to sell products and access capital on acceptable terms, the returns on and the market value of our investments, and the lapse rate and profitability of policies; and (xvi) changes in the Federal income tax laws and regulations which may affect or eliminate the relative tax advantages of some of our products. Other factors and assumptions not identified above are also relevant to the forward-looking statements, and if they prove incorrect, could also cause actual results to differ materially from those projected. All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by the foregoing cautionary statement.  Our forward-looking statements speak only as of the date made.  We assume no obligation to update or to publicly announce the results of any revisions to any of the forward-looking statements to reflect actual results, future events or developments, changes in assumptions or changes in other factors affecting the forward-looking statements.

Non-GAAP Measures

This presentation contains the following financial measures that differ from the comparable measures under Generally Accepted Accounting Principles (GAAP):  operating earnings measures; book value excluding accumulated other comprehensive income (loss) per diluted share; operating return measures;
earnings before net realized investment gains (losses) and corporate interest and taxes; debt to capital ratios, excluding accumulated other comprehensive income (loss); and interest-adjusted benefit ratios.
Reconciliations between those non-GAAP measures and the comparable GAAP measures are included in the Appendix, or on the page such measure is presented.

While management believes these measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered substitutes for the most directly comparable GAAP measures.

Additional information concerning non-GAAP measures is included in our periodic filings with the
Securities and Exchange Commission that are available in the “Investor – SEC Filings” section of
Conseco’s website, www.conseco.com.

Q1 2008 Summary

CNO

Highest quarterly sales for CNO

Record sales quarter at Bankers

Strong Colonial Penn sales growth from core products (22%) and new products

CIG sales down, but specified disease up 23%

Continued improved performance in LTC Closed Block

Investment portfolio continues to perform, with other-than-
temporary impairment losses consistent with industry and
market conditions

Accounting for equity indexed products also affected results

EIAs hedged on economic basis

Accounting treatment causing volatility

Q1 2008 Issues Update

CNO

Results less volatile after choppy 2007

No significant out of period adjustments

No extraordinary DAC or VOBA (intangibles) charges

Third consecutive stable quarter in LTC Closed Block

Multi-state examination agreement

Chicago facilities consolidation on track for completion in Q2;
expect pre-tax charge of approximately $15 million

Continuing to explore strategic alternatives

Settlement of Multistate Examination

CNO

Conclusion of exam and settlement a positive step for CNO

No finding of practice of improper claims denials

Settlement requires:

Fine of up to $2.3 million, and up to $10 million if performance benchmarks are not achieved

Review of certain claims from 2005-early 2007 ($4 million)

Implementation of detailed plan to improve timely processing of claims, complaints and other processes ($26 million gross – no incremental operating expenses)

Bankers Life

Colonial Penn

Conseco Insurance Group

LTC Run-off Block

Corporate and interest expense

Income before net realized investment losses*

Net realized investment losses

Total

Q1 2008

Summary of Results

CNO

$29.1

3.7

23.3

(1.3)

(23.1)

31.7

(40.8)

$(9.1)

Pre-Tax

After Tax

EPS

($ millions, except per share amounts)

$20.7

(26.5)

$(5.8)

$0.11

(0.14)

$(0.03)

*Management believes that an analysis of earnings before net realized investment gains (losses) and taxes (a non-GAAP financial measure) provides an alternative measure of the operating results of the company because it excludes net realized gains (losses) that are unrelated to the company’s underlying fundamentals.

  The chart above provides a reconciliation to the corresponding GAAP measure.

Q1 Earnings

CNO Consolidated

*Management believes that an analysis of earnings before net realized investment gains (losses) and corporate interest and taxes (“EBIT,” a non-GAAP financial measure) provides an alternative measure to compare the operating results of the company quarter-over-quarter because it excludes: (1) corporate interest expense; and
(2) net realized gains (losses) that are unrelated to the company’s underlying fundamentals. The chart above provides a reconciliation of EBIT to net income applicable to common stock.

($ millions)

Q1 2007

(Restated)

Q1 2008

Bankers Life

$45.5

$29.1

Colonial Penn

4.6

3.7

Conseco Insurance Group

33.5

23.3

Other Business in Run-Off

(26.1)

(1.3)

Corporate operations, excluding interest expense

(8.2)

(6.7)

      EBIT, excluding costs related to a litigation settlement

49.3

48.1

      Costs related to a litigation settlement

(13.0)

0.0

      Total EBIT*

36.3

48.1

Corporate interest expense

(16.1)

(16.4)

    Income before net realized investment losses and taxes

20.2

31.7

Tax expense

7.0

11.0

    Net income before net realized investment losses

13.2

20.7

Preferred stock dividends

(9.5)

0.0

    Net operating income

3.7

20.7

Net realized investment losses, net of related amortization and taxes

(13.7)

(26.5)

    Net loss applicable to common stock

($10.0)

($5.8)

CNO fully hedges its current-year exposure to equity volatility (with future periods subject to product repricing)

Hedge positions periodically adjusted for terminations

Terminations result in modestly overhedged position

Financial impact from overhedged position based on market performance

Accounting

FAS 157 fair value measurement adopted during Q1 2008

Liabilities include value of future option credits, which are not hedged in the current period

Fluctuation in financial results a result of liability revaluation under FAS 133, not hedge or asset performance

Fluctuation will continue over time – differences are temporary and balance out over the life of the contracts

Equity Indexed Products

CNO

Q1 2007
Q2 2007
Q3 2007
-0.9%
Q4 2007
-3.1%
Q1 2008
-2.9%

Q1 2007
5.5%
Q2 2007
2.6%
Q3 2007
1.8%
Q4 2007
1.7%
Q1 2008
1.7%

Operating ROE

CNO

Operating ROE*, Trailing 4 Quarters

Operating ROE (Before Litigation Settlement Charges,
Coinsurance Transaction and Valuation Allowance)**,

Trailing 4 Quarters

*Operating return excludes net realized
investment gains (losses).  Equity excludes
accumulated other comprehensive income
(loss) and the value of net operating loss
carryforwards, and assumes conversion of
preferred stock.  See Appendix for
corresponding GAAP measure.

**Operating return, as calculated and defined
on the left side of this page, but before: (1) Q2
2006 charge related to the litigation settlement
and refinements to such estimates recognized
in subsequent periods; (2) Q3 2007 charge
related to a coinsurance transaction; and (3) Q4
2007 valuation allowance for deferred tax
assets.  See Appendix for corresponding GAAP
measure.

Conseco’s goal is to improve Operating ROE to 11% in 2009

Q1 2007
$0.02
Q2 2007
($0.29)
Q3 2007
($0.12)
Q4 2007
($0.26)
Q1 2008
$0.11

Q1 2007
$0.08
Q2 2007
($0.16)
Q3 2007
$0.21
Q4 2007
$0.11
Q1 2008
$0.11

Operating EPS (Diluted)

CNO

Operating EPS (Before Litigation Settlement
Charges, Coinsurance Transaction and Tax
Valuation Allowance)**

**Operating earnings per share, before: (1) Q2
2006 charge related to the litigation settlement and
refinements to such estimates recognized in
subsequent periods; (2) Q3 2007 charge related to
a coinsurance transaction; and (3) Q4 2007
valuation allowance for deferred tax assets. See
Appendix for corresponding GAAP measure.

Operating EPS*

*Operating earnings per share exclude net
realized investment gains (losses). See Appendix
for corresponding GAAP measure.

Book value per diluted share (excluding accumulated other comprehensive loss)

$24.40 at 3/31/08 vs $24.41 at 12/31/07

Debt to total capital ratio (excluding accumulated other comprehensive loss)

21% at both 3/31/08 and 12/31/07

Consolidated RBC ratio

281% at 3/31/08 vs 296% at 12/31/07

Investments

$352.2 million of investment income in Q1 2008

Earned yield of 5.83% in Q1 2008

95% of bonds investment grade at 3/31/08**

Key indicators consistent with expectations

Financial Indicators*

CNO

  *See appendix for detail on these indicators, including notes describing non-GAAP measures.

**Excludes investments from consolidated variable interest entity.

Q1 2007
344%
Q2 2007
330%
Q3 2007
336%
Q4 2007
296%
Q1 2008
281%

Consolidated RBC Ratio*

CNO

Decrease due primarily to:

Business growth

Statutory reserve pivoting

Changes in interest rate
environment

*Risk-Based Capital (“RBC”) requirements provide a tool for insurance regulators to determine the levels of statutory capital and surplus an insurer must maintain in relation to its insurance and investment risks. The RBC ratio is the ratio of the statutory consolidated adjusted capital of our insurance subsidiaries to RBC.

Collected Premiums

CNO

Strong, consistent
growth in Bankers
and Colonial Penn

Decline in CIG due
to sale of annuity
block and focus on
more profitable
business

BLC

Q2 2007

$4,366.8

Q3 2007

$4,315.1

Q4 2007

$4,314.1

Q1 2008

$4,322.3

($ millions)

CP

CIG

Run-Off

Q1 2007

$4,380.9

Collected Premiums-Trailing 4 Quarters

Corporate liquidity

Available holding company liquidity in excess of $100 million at 3/31/08, plus $80 million revolver

Sources of and uses of funds, excluding insurance subsidiary dividends

Liquidity: Holding Company

Sources and Uses of Funds

CNO

($ millions)

Sources:

  Interest on Surplus Debentures

  Net Fees for Services Provided Under Intercompany Agreements

Uses:

  Interest Expense on Corporate Debt

  Operating Expenses

Net Impact

2007

$69.9

92.9

(72.3)

(42.9)

$47.6

Q1 2008

$16.3

21.9

(16.4)

(10.8)

$11.0

Q1 2008 New Annualized Premium (NAP) of $115 million, 11%
above Q1 2007

Earnings affected by:

Increase in interest-adjusted benefit ratio on LTC policies driven by higher claim expenses

Accounting fluctuations related to equity indexed annuities

Reduction related to company-owned life insurance policies

LTC premium re-rates (as of 4/30/08):

Submitted: $45.6 million (100% of goal)

Approved: $20.2 million (63% of goal)

Implemented: $20.2 million (63% of goal)

Financial impact: $17.2 million (62% of goal)

Evaluating need for additional LTC re-rates

Q1 Summary

Bankers

LTC earnings driven by unfavorable claims experience

Increased number of initial claims

Higher than expected payments on continuing claims

What are we doing about LTC profitability?

Active rate management

Implementing improved underwriting tools

Reviewing claims management practices

Expense management

LTC Summary

Bankers

Q1 Earnings

Bankers

Management believes that an analysis of income (loss) before net realized investment gains (losses), net of related amortization (a non-GAAP financial measure), is important to evaluate the financial performance of our business, and is a measure commonly used in the life insurance industry.  Management uses this measure to evaluate performance because realized gains or losses can be affected by events that are unrelated to a company’s underlying fundamentals. The chart on Page 8 reconciles the non-GAAP measure to the corresponding GAAP measure.  See Appendix for a reconciliation of the return on equity measure to the corresponding GAAP measure.

Trailing 4 Quarter Operating Return on Equity: 9.5%

($ millions)

Q1 2007

(Restated)

Q1 2008

Insurance policy income

$412.0

$497.0

Net investment income

140.9

129.3

Fee revenue and other income

1.2

1.6

    Total revenues

554.1

627.9

Insurance policy benefits

342.6

438.5

Amounts added to policyholder account balances

47.1

41.2

Amortization related to operations

82.0

75.0

Other operating costs and expenses

36.9

44.1

    Total benefits and expenses

508.6

598.8

    Income before net realized investment gains (losses), net of related amortization and income taxes

$45.5

$29.1

Q1 2008 Distribution Results:
Strong Growth in Key Metrics

Bankers

$115 million NAP = 11% growth

Strong Med Advantage, Med Supp and Annuity sales

Lower LTC and Life sales

Improved agent productivity while growing quantity

4,759 agents at 3/31/08, up 6% vs 3/31/07

7% growth in new agents

4% growth in agent productivity

Q1 2007
$281.7
Q2 2007
$293.9
Q3 2007
$292.4
Q4 2007
$294.4
Q1 2008
$306.1

NAP Growth

Q1 2008 record NAP results

10% compound annual
growth since 2003

Increases driven by agent
productivity and growth
plus new product offerings

Building a strong premium
base for future earnings
growth

Bankers

($ millions)

NAP-Trailing 4 Quarters

NAP-Quarterly:                                      $102.8                $76.8                $56.6              $58.3             $114.6

Q1 2008 NAP of $17 million, 67% above Q1 2007

Continued strong growth in core life products, up 22% over
Q1 2007

Launched new PFFS sales campaign in Q4 2007; generated
$4.7 million of NAP in Q1 2008

Earnings down from Q1 2007

Higher marketing expenses related to investment in our growth initiatives

Q1 Summary

Colonial Penn

Q1 Earnings

Colonial Penn

Management believes that an analysis of income (loss) before net realized investment gains (losses), net of related amortization (a non-GAAP financial measure), is important to evaluate the financial performance of our business, and is a measure commonly used in the life insurance industry.  Management uses this measure to evaluate performance because realized gains or losses can be affected by events that are unrelated to a company’s underlying fundamentals. The chart on Page 8 reconciles the non-GAAP measure to the corresponding GAAP measure.  See Appendix for a reconciliation of the return on equity measure to the corresponding GAAP measure.

Trailing 4 Quarter Operating Return on Equity: 8.4%

($ millions)

Q1 2007

Q1 2008

Insurance policy income

$29.3

$44.4

Net investment income

9.5

9.2

Fee revenue and other income

0.2

0.3

    Total revenues

39.0

53.9

Insurance policy benefits

25.6

35.0

Amounts added to policyholder account balances

0.3

0.3

Amortization related to operations

4.8

7.4

Other operating costs and expenses

3.7

7.5

    Total benefits and expenses

34.4

50.2

    Income before net realized investment gains (losses) and income taxes,

      net of related amortization

$4.6

$3.7

Q1 2008 NAP of $17 million, 21% less than Q1 2007

Strong sales gains in specified disease, up 23% from Q1 2007

Decreases in Medicare supplement and annuities, consistent with
CIG’s focus on more profitable business

Higher value from new business compared to Q1 2007, despite
lower sales

Q1 2008 earnings driven by:

Increase in benefit ratios on specified disease products driven by lower policy terminations

Accounting fluctuations related to equity indexed annuities

Q1 Summary

CIG

Q1 Earnings

CIG

Management believes that an analysis of income (loss) before net realized investment gains (losses), net of related amortization (a non-GAAP financial measure), is important to evaluate the financial performance of our business, and is a measure commonly used in the life insurance industry.  Management uses this measure to evaluate performance because realized gains or losses can be affected by events that are unrelated to a company’s underlying fundamentals. The chart on Page 8 reconciles the non-GAAP measure to the corresponding GAAP measure.  See Appendix for a reconciliation of the return on equity measure to the corresponding GAAP measure.

Trailing 4 Quarter Operating Return on Equity: 2.0%

($ millions)

Q1 2007

(Restated)

Q1 2008

Insurance policy income

$242.0

$234.3

Net investment income

175.4

129.3

Fee revenue and other income

0.2

0.7

    Total revenues

417.6

364.3

Insurance policy benefits

209.9

199.4

Amounts added to policyholder account balances

67.0

40.8

Amortization related to operations

38.2

30.1

Other operating costs and expenses

69.0

70.7

    Total benefits and expenses

384.1

341.0

    Income before net realized investment gains (losses),

      net of related amortization and income taxes, and excluding costs related to the litigation settlement

$33.5

$23.3

Q1 2007
Q1 2008
$0.9
$0.6
$7.2
$3.0
$4.9
$2.3
$7.8
$9.6
Life
Annuities
Med Sup
Spec Dis

NAP: Q1 2007 vs Q1 2008

CIG

($ millions)

Third consecutive stable quarter; continued reserve adequacy

Earnings close to breakeven

Premium rate management, improved claims management
practices and expense efficiency improvements have
contributed to earnings trend

Migration to LTCG system and processes progressing on plan

Q1 Summary

LTC Closed Block

Q1 2007
-$26.1
Q2 2007
-$130.3
Q3 2007
-$19.5
Q4 2007
-$10.0
Q1 2008
-$1.3

Segment Performance

LTC Closed Block

*Operating earnings exclude net realized gains (losses).  See Appendix for corresponding GAAP measure of our consolidated results of operations.

Continued reserve stability

Favorable prior-period
development

Increasing impact from
improvement initiatives

PTOI-Trailing 4 Quarters:              $(76.2)          $(213.3)       $(221.0)       $(185.9)      $(161.1)

Revenues-Quarterly:                         $126.6             $125.8            $126.1           $127.9           $126.1

Pre-Tax Operating Income*

Revenues -Tr. 4 Quarters:            $509.4           $508.4           $506.4            $506.4           $505.9

($ millions)

Collected Premiums-Quarterly:    $81.2             $76.2              $75.7               $75.0               $76.3

Q1 Earnings

LTC Closed Block

Management believes that an analysis of income (loss) before net realized investment gains (losses), net of related amortization (a non-GAAP financial measure), is important to evaluate the financial performance of our business, and is a measure commonly used in the life insurance industry.  Management uses this measure to evaluate performance because realized gains or losses can be affected by events that are unrelated to a company’s underlying fundamentals. The chart on Page 8 reconciles the non-GAAP measure to the corresponding GAAP measure.  See Appendix for a reconciliation of the return on equity measure to the corresponding GAAP measure.

($ millions)

Q1 2007

(Restated)

Q1 2008

Insurance policy income

$79.5

$75.5

Net investment income

47.0

50.5

Fee revenue and other income

0.1

0.1

    Total revenues

126.6

126.1

Insurance policy benefits

124.9

102.6

Amortization related to operations

6.0

5.4

Other operating costs and expenses

21.8

19.4

    Total benefits and expenses

152.7

127.4

    Loss before net realized investment gains (losses) and income taxes

($26.1)

($1.3)

Q2 2007 claims reserving actions generated stability in the remainder of 2007 and Q1 2008:

Favorable prior-period development continues

Verified claims for all periods stable

Verified Incurred

Development*

*Excludes waiver-of-premium and return-of-premium benefits.

LTC Closed Block

Reported Claims

Prior Period Development

Verified Claims as of Reporting Date

Verified Claims Developed through:

  12/31/04

  12/31/05

  12/31/06

  3/31/07

  6/30/07

  9/30/07

  12/31/07

  3/31/08

($ millions)

Q3 2007

$100.7

3.3

104.0

104.0

102.3

101.9

Q2 2007

$212.0

(109.7)

102.3

102.3

103.0

107.1

103.9

Q1 2007

$119.7

(34.9)

84.7

84.7

104.2

103.6

106.3

101.4

2006

$433.3

(72.2)

361.1

361.1

375.1

418.3

414.4

412.2

408.2

2005

$396.0

(58.9)

337.2

337.2

365.0

368.8

389.2

388.7

391.0

390.8

2004

$370.8

(44.2)

326.6

326.6

326.0

337.7

344.2

356.5

356.6

356.6

361.0

Developed
Deficiencies
in Periods
Prior to 2004

$0.0

0

0

44.2

103.7

136.4

147.1

161.4

162.3

165.0

162.2

Q4 2007

$104.7

1.8

106.5

106.5

104.9

Q1 2008

$89.1

12.8

101.9

101.9

Higher claims paid in Q4 2007 related to inventory reduction

Q1 2008 termination rate consistent with average for past two years

Operating Data

LTC Closed Block

Claims Paid (mils.)

Open Claimant Counts

In Force Policy Counts

Ann. Termination Rates

Q1 2006

$90.4

11,805

197,585

7.8%

Q2 2006

$101.2

12,536

194,080

6.9%

Q3 2006

$96.1

12,228

190,134

7.9%

Q4 2006

$81.6

12,048

187,123

6.2%

Q1 2007

$102.0

11,870

183,655

7.2%

Q2 2007

$96.8

12,424

179,952

7.8%

Q3 2007

$97.7

12,121

175,685

8.9%

Q4 2007

$104.9

12,338

172,222

7.7%

Q1 2008

$93.6

11,783

168,799

7.7%

Premium Re-rates

(as of 5/1/08)

LTC Closed Block

Round 1 - exceeded each goal:

Re-rates submitted:  $64.0 million (115% of goal)

Re-rates approved:  $46.0 million (110% of goal)

Re-rates implemented:  $44.6 million (107% of goal)

Re-rates financial impact:  $37.4 million (107% of goal)

Round 2 – on track to achieve goals:

Re-rates submitted:  $41.9 million (98% of goal)

Re-rates approved:  $20.8 million (81% of goal)

Re-rates implemented:  $19.3 million (75% of goal)

Re-rates financial impact:  $15.5 million (75% of goal)

Round 3

Goal is to have Round 3 analysis done by end of June

Filings likely to begin in July; to run the next year or more

Continue working within the regulatory environment to achieve equitable and actuarially justified rate increases

Continue progress on claims management improvements and
expense efficiencies

Meet multistate performance standards:

Prompt pay compliance

Complaint handling timeliness

Implement claims remediation plan

Actively pursue reducing LTC exposure

What We Have Left to Do

LTC Closed Block

BB+ and below
5%
BBB-
9%
AAA
25%
BBB
12%
AA
9%
BBB+
11%
A
29%

Investment Quality*

CNO

Below-investment grade
securities represent 5% of
total portfolio

Limiting the new money
allocated to below-
investment grade securities

Actively Managed Fixed Maturities by Rating at
3/31/08 (Market Value)

3/31/08

95%

12/31/07

94%

9/30/07

94%

6/30/07

94%

3/31/07

95%

% of Bonds which are Investment Grade:

*Excludes investments from a variable interest entity which we consolidate under GAAP (though the related liabilities are non-recourse to Conseco).

Q1 2008

Other-than-Temporary Impairments

CNO

Total Q1 2008 gross realized losses included other-than-
temporary impairment losses on investments of $41.3 million

$29.8 million (74%) in mortgage products, particularly Prime Jumbo
CMOs

$10.5 million (26%) in Corporate Bonds, including $5.4 million (13%) in
VIE consolidated for GAAP purposes

$1.0 million of other writedowns

Substantial Q1 spread widening across numerous credit
markets, with most significant impact in structured securities, including CMBS, and in high yield and financials

Elevated level of impairments may persist through Q2 2008;
overall portfolio quality expected to be resilient in the long term despite volatile market conditions

Structured securities and
asset-backed securities
represent 24% of total
actively managed fixed
maturity securities

Over 89% AAA rated

71% CMOs, including 54%
Agencies

Predominantly “Level Two”
FAS 157 pricing

Structured Securities and ABS

at 3/31/08

CNO

(Market value in millions)

Pass-throughs, sequentials and

equivalent securities

$2,002.5

41.2%

Planned amortization class, target
amortization class, and accretion-
directed bonds

$1,494.2

30.8%

Commercial
mortgage-backed
securities

$913.3

18.8%

Other

$41.8

0.8%

Asset-backed

securities

$406.2

8.4%

12/31/2007
3/31/2008
$15.8
$15.2
$88.2
$80.7
$36.5
$24.6
$0.0
$0.0
$10.0
$10.0
2003
2004
2005
2006
2007

Sub-Prime Home Equity ABS

CNO

Market value represents 0.44% of invested assets at 3/31/08, compared to 0.52% at
12/31/07

Despite poor market conditions, current collateral seasoning and credit support suggest we are adequately protected

Exposure by Vintage Year (Book Value in millions)

Sub-Prime Home Equity ABS

at 3/31/08

CNO

AAA

AA

A

BBB

Total

$31.8

$33.6

$37.1

$0.4

$102.9

$36.0

$45.4

$48.7

$0.4

$130.5

30.9%

32.6%

36.1%

0.4%

100.0%

0.14%

0.14%

0.16%

0.00%

0.44%

Market

Value (mil.)

Book

Value (mil.)

% of

Subprime*

% of

Portfolio*

Rating

No exposure to “affordability products” – negative amortization, option ARM collateral, etc.

Only $0.4 million (market value) rated lower than A category

Current support in structures meets original expectations

Remaining portfolio generally reflects satisfactory margin for adverse development of cash flows/delinquencies

641

640

645

665

642

Avg.
FICO

31.0%

25.6%

28.6%

36.9%

28.2%

Avg.

Support

11.5%

10.3%

7.6%

21.8%

9.6%

Avg. 60+

Delinq.

*% of market value.

No ABS CDO investments

No hedge fund investments

No “mark to model” structured securities

No NIM securities

No CDO Squared Investments

Highly developed cashflow and default analytic models, along with rigorous management oversight processes

Sub-Prime Home Equity ABS

and Structured Credit

CNO

$650
$669
Market Value
Book Value
$58
$71
$90
$114
$105
$153
$20
$23
AAA
AA
A
BBB
BB

CMBS Exposure Summary*

at 3/31/08

CNO

Exposure by Rating Category (in millions)

$923

$1,030

*Includes exposure held in our trading portfolios.

CNO Summary

Continued strong growth in new business

Bankers Life – continuing to grow at 10% plus

Colonial Penn

Growth in excess of 20% in core products

Broadening product line

CIG

Greater focus on distinctive capabilities

Producing more economic value from refocused sales efforts

Improved earnings stability

CIG profitability restored

LTC Run-off block claims reserve volatility reduced

CNO Summary (cont.)

Strategic alternatives

Goal to increase shareholder value

On track to complete analysis by late summer/early fall

Operations

Bulk of organizational realignment completed

On track to complete transfer of administration of $3 billion coinsured annuity block in Q2 2008

Remaining real estate realignment (Chicago) to occur in Q2 2008 –
expect to record pre-tax loss of approximately $15 million

Questions and Answers

Appendix

Q1 2007
$25.12
Q2 2007
$24.80
Q3 2007
$24.68
Q4 2007
$24.41
Q1 2008
$24.40

Book Value Per Diluted Share*

CNO

*Book value excludes accumulated other comprehensive income (loss). Shares outstanding assumes:

(1) conversion of convertible securities; and (2) the exercise of outstanding stock options and vesting of restricted stock (each calculated using the treasury stock method). See Appendix for corresponding GAAP measure.

Consistent with prior quarter

Ratio of Debt and Preferred Stock

to Total Capital*

CNO

Consistent with prior quarter

Q2 2007

20.4%

Debt

Preferred

Stock

Q1 2007

29.0%

*Excludes accumulated other comprehensive income (loss). See Appendix for corresponding GAAP measure.

Q3 2007

20.6%

Q4 2007

20.9%

Q1 2008

20.9%

In compliance with all
financial covenants

Key Debt Covenants

CNO

Q1 2008*

($ millions)

Q4 2007

Q4 2006

25.0%

16.2%

2.00X

2.06X

$1,270

$1,747

245%

358%

Q4 2005

30.0%

17.4%

2.00X

2.06X

$1,270

$1,734

250%

357%

30.0%

21.0%

2.00X

3.34X

$1,270

$1,497

250%

296%

30.0%

21.0%

2.00X

3.30X

$1,270

$1,489

250%

281%

Debt/Capital Ratio

Covenant Maximum

Actual

Interest Coverage**

Covenant Minimum

Actual

Statutory Capital

Covenant Minimum

Actual

RBC Ratio

Covenant Minimum

Actual

  *Preliminary calculations.

**Q405 and Q406 reflect fixed charge coverage, as required under prior bank agreement.

Q1 2007
Q2 2007
$381.5
Q3 2007
Q4 2007
$362.1
Q1 2008
$352.2

Net Investment Income

CNO

($ millions)

Yield unchanged from Q1 2007

Net investment income from the prepayment of securities:                       $5.0                 $1.1                $0.6                $5.0               $1.5

General Account Investment Income,

Excluding Corporate Segment

5.83%

5.95%

5.88%

5.83%

5.83%

Yield:

Q1 2007
$103.2
Q2 2007
$105.6
Q3 2007
$105.3
Q4 2007
$107.5
Q1 2008
$105.9

Expenses

CNO

($ millions)

Adjusted Operating Expenses*

*Adjusted operating expenses excluding primarily acquisition costs, capitalization of software development costs, initial PFFS marketing costs and costs related to the R-factor litigation settlement.  This measure is used by the
Company to evaluate its progress in reducing operating expenses.

Back-office consolidation when
completed expected to produce run-
rate savings of $25 million annually
by YE 2008

Approximately $11 million in savings
realized in 2007; additional $9 million
expected in 2008; remaining $5 million
expected in 2009

Q1 2008 expenses reflect increased
investment in business growth at
Bankers and Colonial Penn

Q1 2007
$45.5
Q2 2007
$70.5
Q3 2007
$67.5
Q4 2007
$58.3
Q1 2008
$29.1

Segment Performance

Bankers

*Operating earnings exclude net realized gains (losses).  See Appendix for corresponding GAAP measure of our consolidated results of operations.

Lower earnings driven by:

Lower margins on LTC as a result
of higher incurred claims

Increased investment volatility

PTOI-Trailing 4 Quarters:              $252.8            $257.9            $251.0          $241.8            $225.4

Revenues-Quarterly:                         $554.1             $581.8            $621.6           $606.8           $627.9

Pre-Tax Operating Income*

Revenues -Tr. 4 Quarters:           $2,123.3      $2,196.1       $2,291.8       $2,364.3      $2,438.1

($ millions)

Q1 2007
$22.2
Q2 2007
$20.0
Q3 2007
$19.3
Q4 2007
$21.0
Q1 2008
$19.1

Premiums –

Medicare Supplement

Bankers

(in millions)

Strong sales of Medicare
Supplement continue,
along with our distribution
of PFFS products

Medicare Supplement  – First-Year Premiums

Med. Supp. First-Year Prems.-Tr. 4 Qtrs:               $95.2               $90.7             $86.8              $82.5              $79.4

Med. Supp. Total Premiums-Quarterly:                   $167.0           $153.8          $152.9            $162.4          $159.9

Med. Supp. NAP-Quarterly:                                               $14.7                  $14.7             $16.1              $23.0               $17.1

Med. Supp. NAP-Trailing 4 Quarters:                         $66.8                $63.1            $63.9               $68.5              $70.9

Premiums –

PDP/PFFS

Bankers

(in millions)

Q1 2007-Q1 2008 growth reflects
strong overall growth of
membership

Q1 2007-Q1 2008 NAP growth of
26% reflects successful OEP

Decrease from Q4 2007-Q1 2008
driven by timing of member
enrollment impacting number of
first-year member months within
the quarter

Q2 2007

$25.9

PDP

PFFS

PDP/PFFS  – First-Year Premiums

Q1 2007

$16.0

Q3 2007

$78.5

Q4 2007

$86.0

$23.8

Q1 2008

$70.4

$11.5

$59.1

$(2.6)

$(0.9)

$22.2

$46.8

PFFS NAP-Quarterly:

$3.6

$0.6

$0.8

$0.7

$4.3

PDP NAP-Quarterly:

Q1 2007
$11.6
Q2 2007
$12.2
Q3 2007
$11.7
Q4 2007
$11.5
Q1 2008
$11.0

Premiums –

Long-Term Care

Bankers

($ millions)

Decline in NAP due to shift to
lower-premium Short Term
Care product

First-Year Prems.-Tr. 4 Qtrs:         $48.6             $47.7               $47.4               $47.0            $46.4

Total Premiums-Quarterly:            $158.2           $155.4           $154.5            $154.3         $156.6

Long-Term Care  – First-Year Premiums

NAP-Quarterly:                                        $11.7                $12.7               $11.7              $10.8              $9.4

NAP-Trailing 4 Quarters:                 $47.9                $47.9              $47.1              $46.9             $44.6

Q1 2007
$21.4
Q2 2007
$25.3
Q3 2007
$21.2
Q4 2007
$21.3
Q1 2008
$18.5

Premiums –

Life Insurance

Bankers

($ millions)

Fluctuations in life insurance
premiums primarily reflect
variance in sales of single
premium life insurance
policies

First-Year Prems.-Tr. 4 Qtrs:              $91.0               $93.0              $89.8               $89.2            $86.3

Total Premiums-Quarterly:                   $48.1                $52.1              $49.1               $50.7            $48.0

Life – First-Year Premiums

NAP-Quarterly:                                             $12.7                  $14.5                $13.8            $13.1              $11.7

NAP-Trailing 4 Quarters:                       $48.1                $51.5              $52.4            $54.1              $53.1

Q1 2007
$211.4
Q2 2007
$199.6
Q3 2007
$250.5
Q4 2007
$221.2
Q1 2008
$228.0

Premiums –

Annuity

Bankers

($ millions)

Increase in first-year
premiums reflects higher
sales

First-Year Prems.-Tr. 4 Qtrs:            $973.5          $935.8           $909.0           $882.7           $899.3

Total Premiums-Quarterly:                 $212.2           $200.5           $250.9           $221.9           $229.1

Annuity – First-Year Premiums

Q1 2007
64.6%
Q2 2007
67.4%
Q3 2007
69.4%
Q4 2007
67.6%
Q1 2008
64.6%

Benefit Ratio* –

Medicare Supplement

Bankers

Trailing 4 Quarter Avg.:                                                                    65.8%                65.7%           66.6%          67.2%          67.3%

*We calculate benefit ratios by dividing insurance policy benefits by insurance policy income.

Benefit ratio is consistent
with our expectations

▪

▪

Q1 2007
93.3%
Q2 2007
80.9%
Q3 2007
85.4%
Q4 2007
83.6%
Q1 2008
93.9%

Benefit Ratio* –

PDP and PFFS Business

Bankers

PDP and individual PFFS
continue to trend as expected,
factoring in seasonal
fluctuations

Q3/Q4 2007 and Q1 2008
include large group case
premiums/losses, which has a
higher loss ratio, but
correspondingly lower expense
ratio

*We calculate benefit ratios by dividing insurance policy benefits by insurance policy income.

Q1 2007
72.1%
Q2 2007
64.6%
Q3 2007
75.2%
Q4 2007
71.2%
Q1 2008
79.0%

Interest-Adjusted Benefit Ratio* –

Long Term Care

Bankers

*We calculate interest-adjusted benefit ratios by dividing insurance policy benefits less interest income on the accumulated assets backing the insurance liabilities by insurance policy income.

Q1 2008 negatively impacted by:

Higher levels of incurred claims

Began implementation of
premium re-rates in Q3 2007 on
more recent business not
previously re-rated; expected
$25-30 million additional annual
revenue

Trailing 4 Quarter Avg.:      66.3%            66.2%          71.0%           70.8%           72.5%

Qtrly. non-int. adjusted:     102.7%          95.4%         106.5%       103.3%      111.6%

Q1 2007
$4.6
Q2 2007
$6.7
Q3 2007
$7.0
Q4 2007
-$0.2
Q1 2008
$3.7

Segment Performance

Colonial Penn

*Operating earnings exclude net realized gains (losses).  See Appendix for corresponding GAAP measure of our consolidated results of operations.

Higher marketing expenses
related to growth initiatives
resulted in lower Q4 2007 and
Q1 2008 earnings

PTOI-Trailing 4 Quarters:                $21.1               $21.3                $23.7              $18.1              $17.2

Revenues-Quarterly:                           $39.0                $38.9                $42.1              $44.3              $53.9

Pre-Tax Operating Income*

Revenues -Tr. 4 Quarters:            $153.7           $157.7           $161.4            $164.3           $179.2

($ millions)

Q1 2007
$6.7
Q2 2007
$7.0
Q3 2007
$7.4
Q4 2007
$7.6
Q1 2008
$8.4

Premiums –

Life Insurance

Colonial Penn

($ millions)

Continued strong sales growth

Trailing four quarters data:

NAP grew 22%

First-year premium grew 25%

First-Year Prems.-Tr. 4 Qtrs:         $24.1             $25.4               $27.0               $28.7            $30.4

Total Premiums-Quarterly:             $26.7               $26.0                $29.3              $31.7            $42.9

Life – First-Year Premiums

NAP-Quarterly:                                         $10.4                $11.2              $11.4                $9.3              $12.7

NAP-Trailing 4 Quarters:                   $35.3              $37.4              $40.5              $42.3             $44.6

Q1 2007
$33.5
Q2 2007
$43.3
Q3 2007
$18.2
Q4 2007
$7.1
Q1 2008
$23.3

Segment Performance

CIG

*Operating earnings exclude: (1) net realized gains (losses); (2) the Q2 2006 charge related to the litigation settlement and refinements to such estimates recognized in subsequent periods; and (3) the Q3
2007 charge related to a coinsurance transaction.  See Appendix for corresponding GAAP measure of our consolidated results of operations.

Unlocking adjustment on interest-
sensitive life block of $14.8 million
in Q4 2007

PTOI-Trailing 4 Quarters:                    $181.1             $161.3           $122.9           $102.7           $92.5

Revenues-Quarterly:                               $417.6              $438.9           $420.0            $362.7         $364.3

Pre-Tax Operating Income*

Revenues-Tr. 4 Quarters:                 $1,707.9         $1,738.2      $1,722.2       $1,639.2    $1,585.9

($ millions)

Q1 2007
$6.6
Q2 2007
$5.2
Q3 2007
$4.2
Q4 2007
$3.4
Q1 2008
$2.8

Premiums -

Medicare Supplement

CIG

($ millions)

Sales down 53% from Q1 2007:

We continue to focus on the
profitability of this business rather
than increased sales

First-Year Prems.-Tr. 4 Qtrs:     $28.9             $26.2              $23.9              $19.4              $15.6

Total Premiums-Quarterly:          $59.8              $56.1              $54.8            $55.2              $53.1

Medicare Supplement  – First-Year Premiums

NAP-Quarterly:                                     $4.9                    $2.9                  $1.9               $3.5                 $2.3

NAP-Trailing 4 Quarters:             $26.5               $20.4                $16.1            $13.2              $10.6

Q1 2007
$7.3
Q2 2007
$7.7
Q3 2007
$7.7
Q4 2007
$8.7
Q1 2008
$8.9

Premiums –

Specified Disease

CIG

($ millions)

Sales up 23% from Q1 2007:

New products

Increased PMA focus on
specified disease products

Recruitment of Health IMOs

First-Year Prems.-Tr. 4 Qtrs:         $28.2            $28.9             $29.8                $31.4            $33.0

Total Premiums-Quarterly:             $92.1             $89.1              $88.7               $89.3            $93.6

Specified Disease  – First-Year Premiums

NAP-Quarterly:                                         $7.8                  $9.6                $10.3               $11.3              $9.6

NAP-Trailing 4 Quarters:                 $31.4              $33.7              $36.3              $39.0             $40.8

Q1 2007
$116.3
Q2 2007
$108.3
Q3 2007
$73.2
Q4 2007
$56.6
Q1 2008
$39.2

Premiums –

Annuity

CIG

($ millions)

Collections down 65% from
Q1 2007:

Discontinuance of products due
to coinsurance transaction

Focus on profitable products

First-Year Prems.-Tr. 4 Qtrs:       $500.2           $521.5         $415.9            $354.4          $277.3

Total Premiums-Quarterly:            $120.1           $113.0          $77.5               $58.0              $41.6

Annuity – First-Year Premiums

Q1 2007
66.9%
Q2 2007
68.9%
Q3 2007
68.6%
Q4 2007
66.0%
Q1 2008
65.8%

Benefit Ratio* –

Medicare Supplement

CIG

Consistent with expectations

Trailing 4 Quarter Avg.:      63.6%            66.6%          67.1%             67.6%           67.4%

*We calculate benefit ratios by dividing insurance policy benefits by insurance policy income.

Q1 2007
42.8%
Q2 2007
40.4%
Q3 2007
49.1%
Q4 2007
46.5%
Q1 2008
48.1%

Interest-Adjusted Benefit Ratio* –

Specified Disease

CIG

Trailing 4 Quarter Avg.:      44.2%          41.8%            43.2%           44.7%           46.0%

Qtrly. non-int. adjusted:      75.7%          73.2%            81.9%           80.6%           81.9%

*We calculate interest-adjusted benefit ratios by dividing insurance policy benefits, less interest income on the accumulated assets backing the insurance liabilities, by insurance policy income.

Q1 2008 increase primarily
driven by lower policy
terminations

Balance Sheet Detail

Continued stability since reserve strengthening in Q2 2007

LTC Closed Block

($ millions)

Insurance Liabilities and Intangible Assets, Net of Reinsurance

Reserve for Future Benefits

Claim Reserve

Insurance Acquisition Costs

Net Liability

Percent Change

Q3 2007

$2,402.3

954.3

(153.9)

$3,202.7

0.0%

Q1 2007

$2,412.2

829.1

(165.2)

$3,076.1

0.6%

Q2 2007

$2,409.0

952.6

(159.5)

$3,202.1

4.1%

Q4 2007

$2,392.7

962.1

(156.8)

$3,198.0

-0.1%

Q1 2008

$2,394.4

957.2

(151.4)

$3,200.2

0.1%

Q1 2007
$124.9
Q2 2007
$228.4
Q3 2007
$122.3
Q4 2007
$113.3
Q1 2008
$102.6

Benefit Detail

Third consecutive stable
quarter; continued reserve
adequacy

Q2 2007 total benefits and
incurred claims reflect $110
million claim reserve
strengthening

Total benefits equal incurred claims plus increase in reserve for future benefits. Verified basis incurred claims adjust all periods for claim reserve redundancies and deficiencies.

Incurred Claims                                                                            $130.4       $234.7        $112.9        $119.8       $100.9

Increase in Reserves for Future Benefits                   $(5.5)              $(6.3)             $9.4             $(6.4)               $1.6

Verified Basis Incurred Claims                                          $112.2              $117.2         $114.1         $122.3          $113.7

LTC Closed Block

Total Benefits

($ millions)

Q1 2007
98.9%
Q2 2007
232.6%
Q3 2007
96.2%
Q4 2007
82.2%
Q1 2008
69.8%

Interest-Adjusted

Benefit Ratio*

Third consecutive stable
quarter; continued reserve
adequacy

Q2 2007 benefit ratio reflects
$110 million claim reserve
strengthening

Trailing 4 Quarter Avg.:                                     92.3%                134.1%        138.8%         127.5%      120.8%

Qtrly. non-int. adjusted:                                      157.1%           292.4%         158.4%          146.6%     135.8%

LTC Closed Block

*We calculate interest-adjusted benefit ratios by dividing insurance policy benefits less interest income on the accumulated assets backing the insurance liabilities by insurance policy income.

Qtrly. Verified Basis non-int. adjusted:     141.0%        150.1%       147.8%          158.1%      150.5%

Information Related to Certain Non-GAAP Financial Measures

The following provides additional information regarding certain non-GAAP measures used in this presentation.  A non-GAAP measure is a numerical measure of a company’s performance, financial position, or cash flows that excludes or includes amounts that are normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP.  While management believes these measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered as substitutes for the most directly comparable GAAP measures.  Additional information concerning non-GAAP measures is included in our periodic filings with the Securities and Exchange Commission that are available in the “Investor – SEC Filings” section of Conseco’s website,
www.conseco.com.

Operating earnings measures
Management believes that an analysis of net income applicable to common stock before net realized gains or losses (“net operating income”, a non-GAAP financial measure) is important to evaluate the performance of the Company and is a key measure commonly used in the life insurance industry.  Management uses this measure to evaluate performance because realized investment gains or losses can be affected by events that are unrelated to the Company’s underlying fundamentals.

In addition, our results were affected by unusual and significant charges related to: (i) a litigation settlement in Q2 2006 and refinements to such estimates recognized in subsequent periods; (ii) a Q3 2007 charge related to a coinsurance transaction; and (iii) a Q4 2007 valuation allowance for deferred tax assets.  Management does not believe that similar charges are likely to recur within two years, and there were no similar charges recognized within the prior two years.  Management believes an analysis of operating earnings before these charges is important to evaluate the performance of the Company prior to the effect of these unusual and significant charges.

Information Related to Certain Non-GAAP Financial Measures

A reconciliation of net income applicable to common stock to the net operating income, excluding: (i) Q2 2006 charge related to the litigation settlement and refinements to such estimates recognized in subsequent periods; (ii) a Q3 2007 charge related to a coinsurance transaction; and (iii) a Q4 2007 valuation allowance for deferred tax assets (and related per share amounts) is as follows (dollars in millions, except per share amounts):

Q1 2007

Q2 2007

Q3 2007

Q4 2007

Q1 2008

Net loss applicable to common stock

(10.0)

$

(59.8)

$

(52.7)

$

(71.5)

$

(5.8)

$

Net realized investment losses, net of related amortization and taxes

13.7

10.1

31.0

23.0

26.5

Net operating income (loss) (a non-GAAP financial measure)

3.7

(49.7)

(21.7)

(48.5)

20.7

Q2 2006 charge related to the litigation settlement and refinements to such estimates recognized in subsequent periods, net of taxes

8.5

22.8

10.6

-

-

Q3 2007 charge related to a coinsurance transaction, net of taxes

-

-

49.7

-

-

Q4 2007 valuation allowance for deferred tax assets

-

-

-

68.0

-

Net operating income before: (i) Q2 2006 charge related to the litigation settlement and refinements to such estimates

recognized in subsequent periods; (ii) a Q3 2007 charge related to a coinsurance transaction; and (iii) a Q4 2007 valuation allowance for deferred tax assets (a non-GAAP financial measure)

12.2

$

(26.9)

$

38.6

$

19.5

$

20.7

$

Per diluted share:

Net income (loss)

(0.07)

$

(0.35)

$

(0.28)

$

(0.38)

$

(0.03)

$

Net realized investment losses, net of related amortization and taxes

0.09

0.06

0.16

0.12

0.14

Net operating income (loss) (a non-GAAP financial measure)

0.02

(0.29)

(0.12)

(0.26)

0.11

Q2 2006 charge related to the litigation settlement and refinements to such estimates recognized in subsequent periods, net of taxes

0.06

0.13

0.06

-

-

Q3 2007 charge related to a coinsurance transaction, net of taxes

-

-

0.27

-

-

Q4 2007 valuation allowance for deferred tax assets

-

-

-

0.37

-

Net operating income before: (i) Q2 2006 charge related to the litigation settlement and refinements to such estimates

recognized in subsequent periods; (ii) a Q3 2007 charge related to a coinsurance transaction; and (iii) a Q4 2007 valuation allowance for deferred tax assets (a non-GAAP financial measure)

0.08

$

(0.16)

$

0.21

$

0.11

$

0.11

$

Information Related to Certain Non-GAAP Financial Measures

Book value, excluding accumulated other comprehensive income, per diluted share
This non-GAAP financial measure differs from book value per diluted share because accumulated other comprehensive income has been excluded from the book value used to determine the measure.  Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income.  Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management.

Information Related to Certain Non-GAAP Financial Measures

A reconciliation from book value per diluted share to book value per diluted share, excluding accumulated other comprehensive income (loss) is as follows (dollars in millions, except per share amounts):

Q1 07

Q2 07

Q3 07

Q4 07

Q1 08

Total shareholders' equity

4,700.1

$

4,356.1

$

4,285.5

$

4,235.9

$

3,939.7

$

Less accumulated other comprehensive income (loss)

(41.8)

(329.9)

(316.0)

(273.3)

(565.6)

Total shareholders' equity excluding

accumulated other comprehensive income (loss)

(a non-GAAP financial measure)

4,741.9

$

4,686.0

$

4,601.5

$

4,509.2

$

4,505.3

$

Diluted shares outstanding for the period

188,784,663

188,962,041

186,472,069

184,708,727

184,681,243

Book value per diluted share

24.90

$

23.05

$

22.98

$

22.93

$

21.33

$

Less accumulated other comprehensive income (loss)

(0.22)

(1.75)

(1.70)

(1.48)

(3.07)

Book value, excluding accumulated other

comprehensive income (loss), per diluted share

(a non-GAAP financial measure)

25.12

$

24.80

$

24.68

$

24.41

$

24.40

$

Information Related to Certain Non-GAAP Financial Measures

Operating return measures

Management believes that an analysis of return before net realized gains or losses (“net operating income”, a non-GAAP financial measure) is important to evaluate the performance of the Company and is a key measure commonly used in the life insurance industry.  Management uses this measure to evaluate performance because realized investment gains or losses can be affected by events that are unrelated to the
Company’s underlying fundamentals.

In addition, our returns were affected by unusual and significant charges related to: (i) the litigation settlement in Q2 2006 and refinements to such estimates recognized in subsequent periods; (ii) a Q3 2007 charge related to a coinsurance transaction; and (iii) a Q4 2007 valuation allowance for deferred tax assets.  Management does not believe that similar charges are likely to recur within two years, and there were no similar charges recognized within the prior two years.  Management believes an analysis of return before these charges and subsequent refinements is important to evaluate the performance of the Company prior to the effect of these unusual and significant charges.

This non-GAAP financial measure also differs from return on equity because accumulated other comprehensive income (loss) has been excluded from the value of equity used to determine this ratio.  Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income (loss).  Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management.

In addition, our equity includes the value of significant net operating loss carryforwards (included in income tax assets).  In accordance with
GAAP, these assets are not discounted, and accordingly will not provide a return to shareholders (until after it is realized as a reduction to taxes that would otherwise be paid).  Management believes that excluding this value from the equity component of this measure enhances the understanding of the effect these non-discounted assets have on operating returns and the comparability of these measures from period-to-
period.  Equity in all periods assumes the conversion of our 5.5% Class B Mandatorily Convertible Preferred Stock (which occurred in May 2007).
Operating return measures are used in measuring the performance of our business units and are used as a basis for incentive compensation.

All references to segment operating return measures assume a 25% debt to total capital ratio at the segment level.  Additionally, corporate expenses have been allocated to the segments.

Information Related to Certain Non-GAAP Financial Measures

A reconciliation of return on common equity to operating return (less: (i) Q2 2006 charge related to the litigation settlement and refinements to such estimates recognized in subsequent periods; (ii) a Q3 2007 charge related to a coinsurance transaction; and (iii) a Q4 2007 valuation allowance for deferred tax assets) on common equity (excluding accumulated other comprehensive income (loss) and net operating loss carryforwards) is as follows (dollars in millions, except per share amounts):

(continued on next page)

Q1 07

Q2 07

Q3 07

Q4 07

Q1 08

Net income (loss) applicable to common stock

(10.0)

$

(59.8)

$

(52.7)

$

(71.5)

$

(5.8)

$

Net realized investment (gains) losses, net of related amortization and taxes

13.7

10.1

31.0

23.0

26.5

Net operating income (loss) (a non-GAAP financial measure)

3.7

(49.7)

(21.7)

(48.5)

20.7

Q2 2006 charge related to the litigation settlement and refinements to such estimates recognized in subsequent periods, net of taxes

8.5

22.8

10.6

-

-

Q3 2007 charge related to a coinsurance transaction, net of taxes

-

-

49.7

-

-

Q4 2007 valuation allowance for deferred tax assets

-

-

-

68.0

-

Add preferred stock dividends, assuming conversion

9.5

4.6

-

-

-

Net operating income before: (i) Q2 2006 charge related to the litigation settlement and refinements to such estimates recognized in subsequent periods; (ii) a Q3 2007 charge related to a coin-

surince transaction; and (iii) a Q4 2007 valuation allowance for deferred tax assets (a non-GAAP financial measure)

21.7

$

(22.3)

$

38.6

$

19.5

$

20.7

$

Total shareholders' equity

4,700.1

$

4,356.1

$

4,285.5

$

4,235.9

$

3,939.7

$

Less preferred stock

667.8

-

-

-

-

Common shareholders' equity

4,032.3

4,356.1

4,285.5

4,235.9

3,939.7

Add preferred stock, assuming conversion

667.8

-

-

-

-

Less accumulated other comprehensive income (loss)

(41.8)

(329.9)

(316.0)

(273.3)

(565.6)

Common shareholder's equity, excluding accumulated other comprehensive income (loss) (a non-GAAP financial measure)

4,741.9

4,686.0

4,601.5

4,509.2

4,505.3

Add Q2 2006 charge related to the litigation settlement and refinements to such estimates recognized in subsequent periods

110.6

133.4

144.0

144.0

144.0

Add Q3 2007 charge related to a coinsurance transaction, net of taxes

-

-

49.7

49.7

49.7

Add Q4 2007 valuation allowance for deferred tax assets

-

-

-

68.0

68.0

Less net operating loss carryforwards

1,334.1

1,349.8

1,386.7

1,426.7

1,435.1

Common shareholders' equity, excluding accumulated other comprehensive income (loss) and: (1) Q2 2006 charge related to the litigation settlement and refinements to such estimates recognized in subsequent periods; (ii) a

Q3 2007 charge related to a coinsurance transaction; and (iii) a Q4 2007 valuation allowance for deferred tax assets (a non-GAAP financial measure)

3,518.4

$

3,469.6

$

3,408.5

$

3,344.2

$

3,331.9

$

Information Related to Certain Non-GAAP Financial Measures

(continued from previous page)

Q1 07

Q2 07

Q3 07

Q4 07

Q1 08

Average common shareholders' equity

4,032.3

4,194.2

4,320.8

4,260.7

4,087.8

Average common shareholder's equity, excluding accumulated other comprehensive income (loss) (a non-GAAP financial measure)

4,757.3

4,714.0

4,643.8

4,555.4

4,507.3

Average common shareholders' equity, excluding accumulated other comprehensive income (loss), the Q2 2006 charge related to the litigation settlement and refinements to such estimates recognized in subsequent periods, the Q3 2007 charge related to a coinsurance transaction, the

Q4 2007 valuation allowance for deferred tax assets, and net operating loss carryforwards (a non-GAAP financial measure)

3,526.6

3,494.0

3,439.1

3,376.4

3,338.1

Return on equity ratios:

Return on common equity

-1.0%

-5.7%

-4.9%

-6.7%

-0.6%

Operating return (less: (i) Q2 2006 charge related to the

litigation settlement and refinements to such estimates

recognized in subsequent periods; (ii) the Q3 2007 charge

related to a coinsurance transaction; and (iii) the Q4 2007

valuation allowance for deferred tax assets) on common equity,

excluding accumulated other comprehensive income (loss)

(a non-GAAP financial measure)

1.8%

-1.9%

3.3%

1.7%

1.8%

Operating return (less: (i) Q2 2006 charge related to the

litigation settlement and refinements to such estimates

recognized in subsequent periods; (ii) the Q3 2007 charge

related to a coinsurance transaction; and (iii) the Q4 2007

valuation allowance for deferred tax assets) on common equity,

excluding accumulated other comprehensive income (loss)

and net operating loss carryforwards (a non-GAAP

financial measure)

2.5%

-2.6%

4.5%

2.3%

2.5%

Information Related to Certain Non-GAAP Financial Measures

A reconciliation of pretax operating earnings (a non-GAAP financial measure) to segment operating income (loss) and consolidated net income
(loss) for the three months ended March 31, 2008, is as follows (dollars in millions):

(Continued on next page)

Other Business

CIG

Bankers

Colonial Penn

in Run-off

Corporate

Total

Pretax operating earnings (a non-GAAP financial measure)

23.3

$

29.1

$

3.7

$

(1.3)

$

(23.1)

$

31.7

$

Allocation of interest expense, excess capital and corporate expenses

(11.3)

(9.4)

(0.8)

(1.8)

23.3

-

Income tax (expense) benefit

(4.2)

(6.7)

(1.0)

1.0

(0.1)

(11.0)

Segment operating income (loss)

7.8

$

13.0

$

1.9

$

(2.1)

$

0.1

$

20.7

Net realized investment losses, net of related amortization and taxes

(26.5)

Net loss

(5.8)

$

Information Related to Certain Non-GAAP Financial Measures

A reconciliation of common shareholders’ equity, excluding accumulated other comprehensive income (loss), the Q2 2006 charge related to the litigation settlement and refinements to such estimates recognized in subsequent periods, the Q3 2007 charge related to a coinsurance transaction, the Q4 2007 valuation allowance for deferred tax assets, and less income tax assets (a non-GAAP financial measure) to common shareholders’ equity is as follows (dollars in millions):

(Continued from previous page)

(Continued on next page)

Other Business

CIG

Bankers

Colonial Penn

in Run-off

Corporate

Total

December 31, 2007

Common shareholders' equity, excluding accumulated other comprehensive income (loss), the Q2 2006 charge related to the litigation settlement and refinements to such estimates recognized in subsequent periiods, the

Q3 2007 charge related to a coinsurance transaction, the Q4 2007 valuation allowance for deferred tax assets, and less income tax assets representing net operating loss carryforwards (a non-GAAP

financial measure)

1,567.2

$

1,299.8

$

109.7

$

191.7

$

175.8

$

3,344.2

$

Q2 2006 charge related to the litigation settlement and

refinements to such estimates recognized in subsequent periods

(123.1)

-

-

-

(20.9)

(144.0)

Q3 2007 charge related to a coinsurance transaction

(49.7)

-

-

-

-

(49.7)

Q4 2007 valuation allowance for deferred tax assets

-

-

-

-

(68.0)

(68.0)

Net operating loss carryforwards

1,426.7

-

-

-

-

1,426.7

Accumulated other comprehensive income (loss)

(106.7)

(106.7)

(4.1)

(42.2)

(13.6)

(273.3)

Allocation of capital

464.7

433.3

36.5

63.9

(998.4)

-

Common shareholders' equity

3,179.1

$

1,626.4

$

142.1

$

213.4

$

(925.1)

$

4,235.9

$

March 31, 2008

Common shareholders' equity, excluding accumulated other comprehensive income (loss), the Q2 2006 charge related to the litigation settlement and refinements to such estimates recognized in subsequent periiods, the

Q3 2007 charge related to a coinsurance transaction, the Q4 2007 valuation allowance for deferred tax assets, and less income tax assets representing net operating loss carryforwards (a non-GAAP

financial measure)

1,562.2

$

1,301.2

$

110.8

$

191.2

$

166.5

$

3,331.9

$

Q2 2006 charge related to the litigation settlement and

refinements to such estimates recognized in subsequent periods

(123.1)

-

-

-

(20.9)

(144.0)

Q3 2007 charge related to a coinsurance transaction

(49.7)

-

-

-

-

(49.7)

Q4 2007 valuation allowance for deferred tax assets

-

-

-

-

(68.0)

(68.0)

Net operating loss carryforwards

1,435.1

-

-

-

-

1,435.1

Accumulated other comprehensive income (loss)

(229.0)

(204.0)

(10.6)

(95.0)

(27.0)

(565.6)

Allocation of capital

463.2

433.8

36.9

63.7

(997.6)

-

Common shareholders' equity

3,058.7

$

1,531.0

$

137.1

$

159.9

$

(947.0)

$

3,939.7

$

Information Related to Certain Non-GAAP Financial Measures

(Continued from previous page)

A reconciliation of average common shareholders’ equity, excluding accumulated other comprehensive income (loss), the Q2 2006 charge related to the litigation settlement and refinements to such estimates recognized in subsequent periods, the Q3 2007 charge related to a coinsurance transaction, the Q4 2007 valuation allowance for deferred tax assets, and less income tax assets (a non-GAAP financial measure) to average common shareholders’ equity at March 31, 2008, is as follows (dollars in millions):

Other Business

CIG

Bankers

Colonial Penn

in Run-off

Corporate

Total

Average common shareholders' equity, excluding accumulated other comprehensive income (loss), the Q2 2006 charge related to the litigation settlement and refinements to such estimates

recognized in subsequent periods, the Q3 2007 charge related to a coinsurance transaction, the Q4 2007 valuation allowance for deferred tax assets, and less income tax assets representing net operating loss carryforwards (a non-GAAP financial measure)

1,564.7

$

1,300.5

$

110.3

$

191.4

$

171.2

$

3,338.1

$

Average litigation settlement charges and refinements

to such estimates recognized in subsequent periods

(144.0)

Average charge related to a coinsurance transaction

(49.7)

Average charge related to valuation allowance for deferred tax assets

(68.0)

Average net operating loss carryforwards

1,430.9

Average accumulated other comprehensive income (loss)

(419.5)

Average common shareholders' equity

4,087.8

$

Return on equity ratios:

Return on equity

-0.6%

Operating return on equity, excluding accumulated other compre-

hensive income (loss), the 2Q 2006 charge related to the liti-

gation settlement and refinements to such estimates recognized in subsequent periods, the Q3 2007 chargerelated to a coinsur-

ance transaction, the Q4 2007 valuation allowance for deferred tax assets, and less income tax assets representing net opera-

ting loss carryforwards (a non-GAAP financial measure)

2.0%

4.0%

6.9%

-4.4%

0.2%

2.5%

Information Related to Certain Non-GAAP Financial Measures

Debt to capital ratio, excluding accumulated other comprehensive income (loss)

This non-GAAP financial measure differs from the debt to capital ratio because accumulated other comprehensive income has been excluded from the value of capital used to determine this measure.  Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income.  Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management.

Information Related to Certain Non-GAAP Financial Measures

Reconciliations of the: (i) debt to capital ratio to debt to capital, excluding accumulated other comprehensive loss; and (ii) debt and preferred stock to capital ratio to debt and preferred stock to capital, excluding accumulated other comprehensive loss, are as follows (dollars in millions):

Q1 07

Q2 07

Q3 07

Q4 07

Q1 08

Corporate notes payable

999.3

$

1,197.8

$

1,195.7

$

1,193.7

$

1,191.7

$

Total shareholders' equity

4,700.1

4,356.1

4,285.5

4,235.9

3,939.7

Total capital

5,699.4

5,553.9

5,481.2

5,429.6

5,131.4

Less accumulated other comprehensive loss

41.8

329.9

316.0

273.3

565.6

Total capital, excluding accumulated other

comprehensive loss

(a non-GAAP financial measure)

5,741.2

$

5,883.8

$

5,797.2

$

5,702.9

$

5,697.0

$

Corporate notes payable

999.3

$

1,197.8

$

1,195.7

$

1,193.7

$

1,191.7

$

Preferred stock

667.8

-

-

-

-

Total  notes payable and preferred stock

1,667.1

$

1,197.8

$

1,195.7

$

1,193.7

$

1,191.7

$

Corporate notes payable to capital ratios:

Corporate debt to total capital

17.5%

21.6%

21.8%

22.0%

23.2%

Corporate debt to total capital, excluding

accumulated other comprehensive loss

(a non-GAAP financial measure)

17.4%

20.4%

20.6%

20.9%

20.9%

Corporate debt and preferred stock

to total capital

29.3%

21.6%

21.8%

22.0%

23.2%

Corporate debt and preferred stock

to total capital, excluding accumulated

other comprehensive loss (a non-GAAP

financial measure)

29.0%

20.4%

20.6%

20.9%

20.9%